CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/30/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,692
Total Outstanding Loan Balance	$1,476,497,374*	Min	Max
Average Loan Current Balance	$191,952	$4,957	$1,021,275
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.16%	4.78%	13.75%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% First Liens	97.4%
% Second Liens	2.6%
% Arms	90.1%
% Fixed	9.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,500,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
481 - 490	1	109,799	0.0	8.50	66.5	481
491 - 500	17	4,429,384	0.3	8.47	76.1	500
501 - 510	118	24,203,789	1.6	8.54	72.7	505
511 - 520	118	21,802,814	1.5	8.34	74.7	515
521 - 530	163	29,575,994	2.0	8.14	74.0	526
531 - 540	164	29,505,631	2.0	8.09	74.3	535
541 - 550	190	33,118,499	2.2	7.96	75.4	546
551 - 560	206	41,981,764	2.8	7.60	78.4	556
561 - 570	291	52,167,539	3.5	7.70	79.5	565
571 - 580	315	52,355,773	3.5	7.60	81.1	576
581 - 590	554	90,102,641	6.1	7.28	80.5	585
591 - 600	525	84,733,637	5.7	7.31	81.2	595
601 - 610	573	101,231,925	6.9	7.11	81.9	606
611 - 620	539	97,137,991	6.6	7.13	81.7	615
621 - 630	619	119,129,545	8.1	7.01	81.1	625
631 - 640	540	101,617,957	6.9	7.02	81.8	635
641 - 650	553	106,099,051	7.2	6.87	81.0	645
651 - 660	464	95,941,449	6.5	6.89	81.6	655
661 - 670	392	83,853,228	5.7	6.93	82.4	665
671 - 680	306	67,898,891	4.6	6.84	82.6	675
681 - 690	245	54,800,469	3.7	6.74	82.2	685
691 - 700	170	36,635,957	2.5	6.84	82.1	696
701 - 710	139	33,515,487	2.3	6.78	82.2	705
711 - 720	117	27,950,710	1.9	6.76	81.5	715
721 - 730	89	19,561,499	1.3	6.78	82.9	726
731 - 740	75	16,999,206	1.2	6.67	81.7	735
741 - 750	61	15,724,132	1.1	6.70	80.8	745
751 - 760	47	10,726,864	0.7	6.74	82.1	756
761 - 770	36	8,244,479	0.6	6.57	81.9	765
771 - 780	32	7,621,633	0.5	6.62	78.5	776
781 - 790	17	3,262,364	0.2	6.25	76.7	786
791 - 800	9	2,322,322	0.2	6.75	77.4	795
801 - 810	4	1,348,218	0.1	7.20	82.7	803
811 - 820	3	786,732	0.1	5.98	83.5	814
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
STATE	Loans	Balance	Balance	%	%	FICO
Alabama	34	3,812,480	0.3	7.83	84.9	630
Alaska	4	667,967	0.0	7.11	81.6	600
Arizona	337	58,079,239	3.9	7.22	80.6	621
Arkansas	12	1,591,028	0.1	7.93	90.0	617
California	1,568	472,362,592	32.0	6.87	79.0	634
Colorado	185	30,682,584	2.1	7.16	83.3	626
Connecticut	93	16,970,603	1.1	7.45	81.1	613
Delaware	28	4,307,838	0.3	7.06	81.8	622
District of Columbia	11	2,008,884	0.1	7.70	77.4	599
Florida	1,107	194,932,454	13.2	7.43	81.0	624
Georgia	238	30,779,485	2.1	7.43	83.8	619
Hawaii	31	7,563,215	0.5	7.52	84.1	639
Idaho	29	3,189,476	0.2	7.39	81.3	628
Illinois	301	56,259,583	3.8	7.26	81.5	634
Indiana	109	11,585,677	0.8	7.32	83.8	612
Iowa	22	2,655,778	0.2	7.21	82.0	636
Kansas	22	2,090,958	0.1	7.41	82.2	636
Kentucky	44	4,090,308	0.3	7.47	83.9	599
Louisiana	45	5,075,627	0.3	7.59	85.6	620
Maine	11	1,147,872	0.1	7.50	78.8	582
Maryland	235	44,611,480	3.0	7.20	80.3	618
Massachusetts	61	12,758,535	0.9	7.30	84.1	646
Michigan	251	31,044,830	2.1	7.46	82.7	610
Minnesota	149	24,186,012	1.6	6.89	81.1	640
Mississippi	43	3,670,524	0.2	8.09	85.1	607
Missouri	182	21,443,569	1.5	7.43	83.3	612
Montana	9	1,513,484	0.1	6.66	84.0	636
Nebraska	8	941,811	0.1	7.41	83.3	583
Nevada	216	47,281,710	3.2	7.19	81.1	633
New Hampshire	21	4,436,875	0.3	7.42	80.1	603
New Jersey	169	41,712,173	2.8	7.24	80.9	627
New Mexico	29	4,138,678	0.3	7.61	81.1	633
New York	199	57,623,094	3.9	7.23	79.6	633
North Carolina	144	17,288,654	1.2	7.47	82.8	611
North Dakota	1	82,208	0.0	7.29	80.0	585
Ohio	208	23,918,487	1.6	7.24	82.6	614
Oklahoma	30	3,404,564	0.2	7.32	80.4	610
Oregon	129	24,619,706	1.7	6.88	81.0	631
Pennsylvania	172	23,159,361	1.6	7.41	81.9	614
Rhode Island	28	5,710,785	0.4	7.41	78.9	598
South Carolina	57	6,463,999	0.4	7.42	82.3	607
South Dakota	4	370,452	0.0	7.21	83.9	605
Tennessee	84	8,612,603	0.6	7.46	82.6	618
Texas	393	44,797,404	3.0	7.33	81.7	623
Utah	44	5,914,927	0.4	7.41	85.0	622
Virginia	259	51,882,979	3.5	7.32	81.0	624
Washington	182	35,770,646	2.4	6.89	81.1	636
West Virginia	14	1,658,447	0.1	7.40	79.8	598
Wisconsin	135	17,064,116	1.2	7.38	82.6	618
Wyoming	5	561,615	0.0	7.31	81.2	616
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
IO Period	Loans	Balance	Balance	%	%	FICO
0	6,103	1,037,192,153	70.2	7.37	80.7	615
12	1	311,200	0.0	6.68	80.0	717
24	88	23,302,439	1.6	6.66	80.6	649
36	11	2,090,482	0.1	6.82	78.3	639
60	1,435	399,682,749	27.1	6.66	80.6	656
84	4	992,000	0.1	6.61	80.0	629
120	50	12,926,350	0.9	7.03	82.7	653
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
SILENT_SECOND	Loans	Balance	Balance	%	%	FICO
2nd Lien Exists	3,045	630,615,100	42.7	6.77	80.6	651
No 2nd Lien Exists	4,647	845,882,274	57.3	7.45	80.8	609
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

*

Note, for second liens, CLTV is employed in this calculation.